AMENDMENT TO THE MASTER CUSTODY AGREEMENT

AMENDMENT, dated May 7, 1997, to the Master Custody Agreement ("Agreement") between each Investment Company listed on Exhibit A to the Agreement and The Bank of New York dated February 16, 1996.

     It is hereby agreed as follows:

     A. Unless otherwise provided herein, all terms and conditions of the Agreement are expressly incorporated herein by reference and, except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     B. The Agreement shall be amended to add a new Section 4. 1 0 as follows:

     4.10 ADDITIONAL DUTIES WITH RESPECT TO RUSSIAN SECURITIES.

          (a) Upon [2] business days prior notice from a Fund that it will invest in any security issued by a Russian issuer ("Russian Security"), the Custodian shall to the extent required and in accordance with the terms of the Subcustodian Agreement between the Custodian and Credit Suisse ("Foreign Custodian") dated as of August 8, 1996 (the "Subcustodian Agreement") direct the Foreign Custodian to enter into a contract ("Registrar Contract") with the entity providing share registration services to the Russian issuer ("Registrar") containing substantially the following protective provisions:

               (1) REGULAR SHARE CONFIRMATIONS. Each Registrar Contract must establish the Foreign Custodian's right to conduct regular share confirmations on behalf of the Foreign Custodian's customers.

               (2) PROMPT RE-REGISTRATIONS. Registrars must be obligated to effect re-registrations within 72 hours (or such other specified time as the United States Securities and Exchange Commission (the "SEC") may deem appropriate by rule, regulation, order or "no-action" letter) of receiving the necessary documentation.

               (3) USE OF NOMINEE NAME. The Registrar Contract must establish the Foreign Custodian's right to hold shares not held directly in the beneficial owner's name in the name of the Foreign Custodian's nominee.

               (4) AUDITOR VERIFICATION. The Registrar Contract must allow the independent auditors of the Custodian and the Custodian's clients to obtain direct access to the share register for the independent auditors of each of the Foreign Custodian's clients.

               (5) SPECIFICATION OF REGISTRAR'S RESPONSIBILITIES AND LIABILITIES. The contract must set forth: (1) the Registrar's responsibilities with regard to corporate actions and other distributions; (ii) the Registrar's liabilities as established under the regulations applicable to the Russian share registration -system and (iii) the procedures for making a claim against and receiving compensation from the registrar in the event a loss is incurred.

          (b) The Custodian shall, in accordance with the Subcustodian Agreement, direct the Foreign Custodian to conduct regular share confirmations, which shall require the Foreign Custodian to (1) request either a duplicate share extract or some other sufficient evidence of verification and (2) determine if the Foreign Custodian's records correlate with those of the Registrar. For at least the first two years following the Foreign Custodian's first use of a Registrar in connection with a Fund investment, and subject to the cooperation of the Registrar, the Foreign Custodian will conduct these share confirmations on at least a quarterly basis, although thereafter they may be conducted on a less frequent basis, but no less frequently than annually, if the Fund's Board of Directors, in consultation with the Custodian, determine it appropriate.

          (c) The Custodian shall, pursuant to the Subcustodian Agreement, direct the Subcustodian to maintain custody of the Fund's share register extracts or other evidence of verification obtained pursuant to paragraph (b) above.

          (d) The Custodian shall, pursuant to the Subcustodian Agreement, direct the Foreign Custodian to comply with the rules, regulations, orders and "no-action" letters of the SEC with respect to

               (1) the receipt, holding, maintenance, release and delivery of Securities; and

               (2) providing notice to the Fund and its Board of Directors of events specified in such rules, regulations, orders and letters.

          (e) The Custodian shall have no liability for the action or inaction of any Registrar or securities depository utilized in connection with Russian Securities except to the extent that any such action or inaction was the result of the Custodian's negligence. With respect to any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses") incurred by a Fund as a result of the acts or the failure to act by any Foreign Custodian or its subsidiary in Russia ("Subsidiary"), the Custodian shall take appropriate action to recover such Losses from the Foreign Custodian or Subsidiary. The Custodian's sole responsibility and liability to a Fund with respect to any Losses shall be limited to amounts so received from the Foreign Custodian or Subsidiary (exclusive of costs and expenses incurred by the Custodian) except to the extent that such losses were the result of the Custodian's negligence.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


THE BANK OF NEW YORK


By:   /S/ STEPHEN E. GRUNSTON
      Name: Stephen E. Grunston
      Title: Vice President


THE INVESTMENT COMPANIES LISTED ON EXHIBIT A TO THE AGREEMENT


By:   /S/ DEBORAH R. GATZEK
      Name: Deborah R. Gatzek
      Title: Vice President


By:   /S/ KAREN L. SKIDMORE
      Name: Karen L. Skidmore
      Title: Assistant Vice President





                              THE BANK OF NEW YORK
                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
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
Adjustable Rate Securities Portfolios        Delaware Business Trust            U.S. Government Adjustable Rate Mortgage Portfolio
                                                                                Adjustable Rate Securities Portfolio

Franklin Asset Allocation Fund               Delaware Business Trust

Franklin California Tax-Free Income          Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust           Massachusetts Business Trust       Franklin California Insured Tax-Free Income Fund
                                                                                Franklin California Tax-Exempt Money Fund
                                                                                Franklin California Intermediate-Term Tax-Free
                                                                                Income Fund

Franklin Custodian Funds, Inc.               Maryland Corporation               Growth Series
                                                                                Utilities Series
                                                                                Dynatech Series
                                                                                Income Series
                                                                                U.S. Government Securities Series

Franklin Equity Fund                         California Corporation

Franklin Federal Money Fund                  California Corporation

Franklin Federal Tax- Free Income            California Corporation
Fund

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
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Franklin Gold Fund                           California Corporation

Franklin Government Securities Trust         Massachusetts Business Trust

Franklin High Income Trust                   Delaware Business Trust            AGE High Income Fund

Franklin Investors Securities Trust          Massachusetts Business Trust       Franklin Global Government Income Fund
                                                                                Franklin Short-Intermediate U.S. Gov't
                                                                                Securities Fund
                                                                                Franklin Convertible Securities Fund
                                                                                Franklin Adjustable U.S. Government Securities
                                                                                Fund
                                                                                Franklin Equity Income Fund
                                                                                Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                       Massachusetts Business Trust       Franklin Corporate Qualified Dividend Fund
                                                                                Franklin Rising Dividends Fund
                                                                                Franklin Investment Grade Income Fund
                                                                                Franklin Institutional Rising Dividends Fund

Franklin Money Fund                          California Corporation

Franklin Municipal Securities Trust          Delaware Business Trust            Franklin Hawaii Municipal Bond Fund
                                                                                Franklin California High Yield Municipal Fund
                                                                                Franklin Washington Municipal Bond Fund
                                                                                Franklin Tennessee Municipal Bond Fund
                                                                                Franklin Arkansas Municipal Bond Fund

Franklin New York Tax-Free Income            Delaware Business Trust
Fund

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
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Franklin New York Tax-Free Trust             Massachusetts Business Trust       Franklin New York Tax-Exempt Money Fund
                                                                                Franklin New York Intermediate-Term Tax-Free
                                                                                Income Fund
                                                                                Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust        Delaware Business Trust            Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio        Delaware Business Trust

Franklin Strategic Series                    Delaware Business Trust            Franklin California Growth Fund
                                                                                Franklin Strategic Income Fund
                                                                                Franklin MidCap Growth Fund
                                                                                Franklin Global Utilities Fund
                                                                                Franklin Small Cap Growth Fund
                                                                                Franklin Global Health Care Fund
                                                                                Franklin Natural Resources Fund
                                                                                Franklin Blue Chip Fund
                                                                                Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund               California Corporation

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------

Franklin Tax-Free Trust                      Massachusetts Business Trust       Franklin Massachusetts Insured Tax-Free Income Fund
                                                                                Franklin Michigan Insured Tax-Free Income Fund
                                                                                Franklin Minnesota Insured Tax-Free Income Fund
                                                                                Franklin Insured Tax-Free Income Fund
                                                                                Franklin Ohio Insured Tax-Free Income Fund
                                                                                Franklin Puerto Rico Tax-Free Income Fund
                                                                                Franklin Arizona Tax-Free Income Fund
                                                                                Franklin Colorado Tax-Free Income Fund
                                                                                Franklin Georgia Tax-Free Income Fund
                                                                                Franklin Pennsylvania Tax-Free Income Fund
                                                                                Franklin High Yield Tax-Free Income Fund
                                                                                Franklin Missouri Tax-Free Income Fund
                                                                                Franklin Oregon Tax-Free Income Fund
                                                                                Franklin Texas Tax-Free Income Fund
                                                                                Franklin Virginia Tax-Free Income Fund
                                                                                Franklin Alabama Tax-Free Income Fund
                                                                                Franklin Florida Tax-Free Income Fund
                                                                                Franklin Connecticut Tax-Free Income Fund
                                                                                Franklin Indiana Tax-Free Income Fund
                                                                                Franklin Louisiana Tax-Free Income Fund
                                                                                Franklin Maryland Tax-Free Income Fund
                                                                                Franklin North Carolina Tax-Free Income Fund
                                                                                Franklin New Jersey Tax-Free Income Fund
                                                                                Franklin Kentucky Tax-Free Income Fund
                                                                                Franklin Federal Intermediate-Term Tax-Free
                                                                                Income Fund
                                                                                Franklin Arizona Insured Tax-Free Income Fund
                                                                                Franklin Florida Insured Tax-Free Income fund
                                                                                Franklin Michigan Tax-Free Income Fund

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
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Franklin Templeton Fund Allocator Series     Delaware Business Trust            Franklin Templeton Conservative Target Fund
                                                                                Franklin Templeton Moderate Target Fund
                                                                                Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust              Delaware Business Trust            Franklin Templeton German Government Bond Fund
                                                                                Franklin Templeton Global Currency Fund
                                                                                Franklin Templeton Hard Currency Fund
                                                                                Franklin Templeton High Income Currency Fund

Franklin Templeton International Trust       Delaware Business Trust            Templeton Pacific Growth Fund
                                                                                Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust          Delaware Business Trust            Franklin Templeton Money Fund II

Franklin Value Investors Trust               Massachusetts Business Trust       Franklin Balance Sheet Investment Fund
                                                                                Franklin MicroCap Value Fund
                                                                                Franklin Value Fund

Franklin Valuemark Funds                     Massachusetts Business Trust       Money Market Fund
                                                                                Growth and Income Fund
                                                                                Natural Resources Securities Fund
                                                                                Real Estate Securities Fund
                                                                                Utility Equity Fund
                                                                                High Income Fund
                                                                                Templeton Global Income Securities Fund
                                                                                Income Securities Fund
                                                                                U.S. Government Securities Fund
                                                                                Zero Coupon Fund - 2000
                                                                                Zero Coupon Fund - 2005
                                                                                Zero Coupon Fund - 2010
                                                                                Rising Dividends Fund

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------

Franklin Valuemark Funds                     Massachusetts Business Trust       Templeton Pacific Growth Fund
                                                                                Templeton International Equity Fund
                                                                                Templeton Developing Markets Equity Fund
                                                                                Templeton Global Growth Fund
                                                                                Templeton Global Asset Allocation Fund
                                                                                Small Cap Fund
                                                                                Capital Growth Fund
                                                                                Templeton International Smaller Companies Fund

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Institutional Fiduciary Trust                Massachusetts Business Trust       Money Market Portfolio
                                                                                Franklin U.S. Government Securities Money Market
                                                                                Portfolio
                                                                                Franklin U.S. Treasury Money Market Portfolio
                                                                                Franklin Institutional Adjustable U.S. Government
                                                                                Securities Fund
                                                                                Franklin Institutional Adjustable Rate Securities
                                                                                Fund
                                                                                Franklin U.S. Government Agency Money Market Fund
                                                                                Franklin Cash Reserves Fund

The Money Market Portfolios                  Delaware Business Trust            The Money Market Portfolio
                                                                                The U.S. Government Securities Money Market
                                                                                Portfolio

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INVESTMENT COMPANY                           ORGANIZATION                       SERIES ---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Multi-Income Trust                  Massachusetts Business
                                             Trust

Franklin Principal Maturity Trust            Massachusetts Business
                                             Trust

Franklin Universal Trust                     Massachusetts Business
                                             Trust

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INTERVAL FUND:

Franklin Floating Rate Trust                 Delaware Business Trust

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